FINANCIAL RESULTS AND OUTLOOK May 10, 2023 Exhibit 99.2

Disclaimers CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS Certain statements in this presentation may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events or the future financial or operating performance of Benson Hill Inc. (the “Company” or “Benson Hill”) and may be identified by words such as “ may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict” or similar words. These forward-looking statements are based upon assumptions made by the Company as of the date hereof and are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements include, among other things, statements regarding plans to improve the Company’s capital structure and liquidity position; management’s strategy and plans for growth, including those expected to be associated with the Liquidity Improvement Plan; the Company’s current guidance regarding certain expected 2023 financial and operating results, including consolidated and proprietary revenues, consolidated gross profit, operating expense, net loss from continuing operations, Adjusted EBITDA, capital expenditures and free cash flow loss; anticipated benefits of the Company’s existing and potential future strategic partnerships and licensing arrangements; expectations regarding the sources of expected consolidated revenue and gross profit growth, including greater contribution from higher margin product mix, partnerships and licensing; the Company’s positioning, resources, capabilities, and expectations for future performance; management’s strategies and plans for growth; and projections of consumer preferences, industry trends and market opportunity through and including 2028 and beyond. Factors that may cause actual results to differ materially from current expectations include, but are not limited to risks associated with the Company’s inability to improve its capital structure and liquidity position, or otherwise fail to execute on the actions expected to be associated with the Liquidity Improvement Plan; risks associated with the Company’s ability to grow and achieve growth profitably, including continued access to the capital resources necessary for growth; the risk that the Company will be unable retire any of its existing debt early or enter into a new lending facility in a timely manner, on favorable terms, or at all; the risk that the Company will fail to realize the anticipated benefits of its existing shelf registration statement, including its existing at the market facility, or otherwise fail to raise equity capital to supplement its cash needs; risks relating to potential dilution, including in connection with the Company's existing at the market facility or any other equity offering; the risk that even if the actions expected to be associated with the Liquidity Improvement Plan are successful, such actions could have long term adverse effects on the Company's business, including the Company's research and development initiatives and the Company's ability to commercialize its product candidates; risks associated with the possibility that the Company could be forced to reduce expenses beyond current planned cost reduction initiatives, including the risk that the Company's growth strategy could be compromised as a result; the risk that the Company will not complete and realize the anticipated benefits of the divestiture of the Fresh business in a timely manner or at all; risks associated with managing capital resources; risks associated with maintaining relationships with customers and suppliers and developing and maintaining partnering and licensing relationships; risks associated with changing industry conditions and consumer preferences; risks associated with the Company’s ability to generally execute on its business strategy; risks associated with the effects of global and regional economic, agricultural, financial and commodities markets; the effectiveness of the Company’s risk management strategies; and other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in our filings with the SEC, which are available on the SEC’s website at www.sec.gov. Nothing in this presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved, including without limitation, any expectations about our operational and financial performance or achievements through and including 2028 and beyond. There may be additional risks about which the Company is presently unaware or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. The reader should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company expressly disclaims any duty to update these forward-looking statements, except as otherwise required by law. USE OF NON-GAAP FINANCIAL MEASURES In this presentation, the Company includes references to non-GAAP performance measures. The Company uses these non-GAAP financial measures to facilitate management’s financial and operational decision- making, including evaluation of the Company’s historical operating results. The Company’s management believes these non-GAAP measures are useful in evaluating the Company’s operating performance and are similar measures reported by publicly listed U.S. competitors, and regularly used by securities analysts, institutional investors, and other interested parties in analyzing operating performance and prospects. These non-GAAP financial measures reflect an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results and the reconciliations to corresponding GAAP financial measures, may provide a more complete understanding of factors and trends affecting the Company’s business. By referencing these non-GAAP measures, the Company’s management intends to provide investors with a meaningful, consistent comparison of the Company’s performance for the periods presented. These non-GAAP financial measures should be considered supplemental to, and not a substitute for, financial information prepared in accordance with GAAP. The Company’s definition of these non-GAAP measures may differ from similarly titled measures of performance used by other companies in other industries or within the same industry. Because non-GAAP financial measures exclude the effect of items that will increase or decrease the Company’s reported results of operations, the Company's management strongly encourages investors to review the Company’s consolidated financial statements and publicly filed reports in their entirety. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the tables accompanying this presentation.

EXPERIENCE THE FUTURE OF FOOD • Financial results in line with expectations for a strong year in 2023 • On track to deliver 2023 proprietary revenues in the range of $100 million to $110 million (~40 percent to 50 percent year-over-year growth) and consolidated gross profit in the range of $20 million to $30 million • 2023 planting season is underway with an approximate 50 percent increase in proprietary acres over 2022 • As outlined at the recent investor day, management is positioning Benson Hill to play a leading role in the quest to provide more nutritious, sustainable, accessible food 3 Off to a Solid Start in 2023

EXPERIENCE THE FUTURE OF FOOD Sources: 1 Zintinus, Bain & Co. “Food Tech: Turning Promise into Opportunity”, JUNE 2022 2 Henchion et. al., “Future Protein Supply and Demand”, Foods 2017, 6, 53; doi:10.3390/foods6070053 3 Good Food Institute, Plant-Based Meat for a Growing World Innovation is Key to Deliver Nutrition Security and Global Climate Goals We need to increase food production globally by 50% to feed 10 billion people by 2050, based on 2009 benchmark1 50% Up To 70% Agriculture emissions could reach 4x by 2050, missing our chance at a 2°C level world1 4x Plant-based protein alternatives use 47%–99% less land, emit 30%–90% less GHG, use 72%– 99% less water3 30%-90% Protein needs to increase by up to 78% to keep up with exponential demand2

EXPERIENCE THE FUTURE OF FOOD Shifting from Food Security to Nutrition Security Helps Scale Value-Added Markets 5 PLANT-BASED PROTEIN • Market expected to broaden, with diverse applications • Soy & yellow pea are versatile and powerful • Processing is a drawback AQUACULTURE • Fast-growing food production sector • Feed is primary cost & environmental impact • Soy carbohydrates affect gut health • EU moving toward deforestation-free products SPECIALTY OIL • Consumers demand heart-healthy1 omega-9 fatty acids • Must be superior for cooking • Progressive grocers want local, seed-to- shelf solutions 1 Supportive but not conclusive scientific evidence suggests that daily consumption of about 1½ tbsps. (20g) of oils containing high levels of oleic acid, when replaced for fats and oils higher in saturated fat, may reduce the risk of coronary heart disease. To achieve this possible benefit, oleic acid-containing oils should not increase the total number of calories you eat in a day. One serving of high oleic soybean oil provides 10g of oleic acid (which is 11g of monounsaturated fatty acid).

Partners enable instant market access and global reach Genetic Innovation has a Multiplier Effect on Value

Pipeline On Track: Key Advancements Made and New Product Candidates Added



IMPROVED YIELD, PROTEIN & MATURITIES

New higher yielding Ultra-High Protein varieties
(near term impact)



EASY WEED CONTROL

Enlist E3® Soybean Technology
(Herbicide Tolerance)
added to soybean pipeline
(near term impact)



GENE EDITED VARIETIES IN FIELD TRIALS

Higher protein & improved nutrition
(near mid-term impact)



YELLOW PEA HIGH PROTEIN

High protein varieties advanced
(near term impact)



MARKETS ADDED & EXPANDED

Meat Extensions
Pet Food
Poultry
Swine
Food oil
Biodiesel

Expected launch timelines are all approximate. Commercialization is dependent on multiple factors.

Enlist E3® is a trademark of Corteva Agriscience and its affiliated companies.
The transgenic soybean event in Enlist E3® soybeans is jointly developed and owned by Corteva Agriscience and M.S. Technologies, L.L.C.

Serviceable Obtainable Market Size of ~$6B*


DAIRY ALTERNATIVES
AQUACULTURE
ANIMAL FEED
PET FOOD
BAKED GOODS
BIODIESEL
CEREALS
PROCESSED MEAT
MEAT ALTERNATIVES
FOOD OILS

ASSUMPTIONS

- ☑ Cost Advantage
- ☑ Premium Products
- ☑ ~20% Market Share
- ☑ 8-10 Years

Benson Hill has opportunity to obtain this market either through closed loop or partnerships

**Source: Internal estimated market sizes based on data from USDA, third-party reports, and internal estimates, inclusive of current and future product opportunities.*

Land and Expand Proprietary Portfolio Strategy 2023 to 2025 NEW SOY VARIETIES Expect to double the number of varieties over the next few years from 12 today AQUACULTURE Expand share in European salmon market with proprietary Ultra-High Protein meal containing low oligosaccharides Continue scaling highest-margin proprietary soy products in target markets

Introduce New Innovations 2025 to 2028 NEW MARKETS Target introduction of Ultra-High Protein with Enlist E3® technology to access the poultry feed market CRISPR-Enabled Target introduction of next generation soy varieties with benefits beyond current Benson Hill non-GMO products Target introduction of Ultra-High Protein yellow pea varieties initially for the pet food marketNext Crop

Leverage CropOS® Platform for Expected Step Change in Innovations Beyond 2028 RAISING THE BAR Expect to further increase protein and oil content to access new markets NEW SOLUTIONS Use CropOS® to find ways to improve flavor profiles in yellow pea and soy ingredients Develop Dual Premium Plus soybeans with Ultra-High Protein, improve carbohydrates and high oleic oil attributes in one bean MAXIMIZE VALUE

EXPERIENCE THE FUTURE OF FOOD Why Benson Hill is Winning 2023 Year of the Customer Diverse Proprietary Portfolio Talented & Experienced Management Team CropOS® Technology Platform Setting the Pace of Innovation in Food Relentless focus on penetrating various markets Meeting key trends impacting consumers and customers Helps develop the technology and differentiating value propositions Built an Ag/Food ingredient business in <12 months

EXPERIENCE THE FUTURE OF FOOD 1Q’23 Results Extend Current Momentum First Quarter Ended March 31, 2023 Prior Year Comparison (Excluding Timing Differences) (Unaudited) (USD in Millions) Excludes Fresh Business1 Reported Impact of Open Mark-to-Market Timing difference Excl Open Mark- to-Market Timing Differences 1Q’22 Results3 1Q’23 vs 1Q’22 Consolidated Revenue $134.6 $6.7 $127.9 $71.1 +80% Proprietary $25.3 $25.3 $14.1 +80% Consolidated Gross Profit $9.5 $5.2 $4.3 $(0.7) +$5.0 Operating Expense $28.8 $28.8 $32.6 -11% Net Loss from Continuing Operations $(4.8) $5.2 $(10.0) $(9.3) -$0.7 Total Adj. EBITDA2 $(10.7) $5.2 $(15.9) $(22.9) +$7.0 Capital Expenditures $2.7 $2.7 $1.2 +$1.5 Free Cash Flow Loss2 $(43.1) $(43.1) $(55.9) +$12.8 Cash, Restricted Cash and Marketable Securities (as of March 31, 2023) $131 1 The Fresh business is in the process of being divested through a two-part transaction announced on January 3, 2023, the initial portion of which was consummated on December 29, 2022, and the second portion of which is expected to close in the second quarter of 2023. The results shown reflect the treatment of the Fresh business as discontinued operations as of December 31, 2022 and March 31, 2023, respectively. 2 See reconciliation table in the Appendix. 3 See Appendix. Revenue and Gross Profit Drivers • Strong proprietary and non-proprietary sales, especially in aquaculture, which included >$20 million in a one-time shipment of non-proprietary beans sales with proprietary Ultra-High Protein soy meal shipments to Europe Operating Expense • Actions taken to realize $10 million in annual run rate reduction by the end of 2023 from Liquidity Improvement Plan 1Q’23 Performance

EXPERIENCE THE FUTURE OF FOOD Implementation of Liquidity Improvement Plan Expected to Reduce 2023 OPEX (USD in Millions) Excludes Fresh Business1 2023 Guidance (Revised) 2023 Guidance (as of March 13, 2023) Consolidated Revenue $390 - $430 $390 - $430 Proprietary $100 - $110 $100 - $110 Consolidated Gross Profit $20 - $30 $20 - $30 Operating Expense $115 - $120 $125 - $130 Net Loss from Continuing Operations $(115) - $(125) $(125) - $(135) Total Adj. EBITDA2 $(53) - $(58) $(63) - $(68) Capital Expenditures $20 - $25 $20 - $25 Free Cash Flow Loss2 $(110) - $(118) $(120) - $(128) 1 The Fresh business is in the process of being divested through a two-part transaction announced on January 3, 2023, the initial portion of which was consummated on December 29, 2022, and the second portion of which is expected to close in the second quarter of 2023. The Company recorded the Fresh business as discontinued operations as of December 31, 2022. The amounts in this table have been reclassified to reflect this treatment. 2 See reconciliation table in the Appendix. 2023 Expectations Proprietary Products • Continued strong demand from customers for proprietary products Gross Profit • Expect more than 2x gross profit growth versus the prior year • Greater contribution from higher margin product mix, partnerships and licensing Operating Expense • Reduced OPEX guidance by $10 million due to Liquidity Improvement Plan • Plans to deliver at least a $20 million annual run rate reduction by 2024 Adjusted EBITDA and Free Cash Flow • OPEX reduction flows to improvement in Adjusted EBITDA and free cash flow loss

EXPERIENCE THE FUTURE OF FOOD SCALING PROPRIETARY PORTFOLIO Leveraging operating and commercial infrastructure 2023 is the year of the customer On Track for Strong Performance in 2023 SECOND QUARTER Expect strong financial performance Locked-in crush margins in line with first quarter 2023 Monitoring commodity markets for expected recovery in crush margins during the second half of 2023 (assumed in guidance) EXECUTING STRATEGIC OBJECTIVES Remaining nimble to adapt to changing macro environment Executing prudent plan to enhance cost structure and improve liquidity

EXPERIENCE THE FUTURE OF FOOD Condensed Consolidated Statements of Operations (unaudited) (USD in thousands, except per share information) Three Months Ended March 31, 2023 2022 Revenues $ 134,643 $ 66,126 Cost of sales 125,120 75,061 Gross profit (loss) 9,523 (8,935) Operating expenses: Research and development 12,642 12,295 Selling, general and administrative expenses 16,167 20,255 Total operating expenses 28,809 32,550 Loss from operations (19,286) (41,485) Other (income) expense: Interest expense, net 6,372 6,388 Loss on extinguishment of debt Change in fair value of warrants and conversion options (21,696) (31,741) Other (income) expense, net 868 1,331 Total other (income) expense, net (14,456) (24,022) Net loss from continuing operations before income tax (4,830) (17,463) Income tax expense (benefit) 15 (39) Net loss from continuing operations, net of tax (4,845) (17,424) Net (loss) income from discontinued operations, net of tax 1,791 848 Net loss $ (3,054) $ (16,576) Net loss per common share: Basic and diluted net loss per common share from continuing operations $ (0.03) $ (0.11) Basic and diluted net income per common share from discontinued operations $ 0.01 $ 0.01 Basic and diluted net loss per common share $ (0.02) $ (0.10) Weighted average shares outstanding: Basic and diluted weighted average shares outstanding 187,113 160,711

EXPERIENCE THE FUTURE OF FOOD Condensed Consolidated Balance Sheets (unaudited) (USD in thousands) March 31, 2023 December 31, 2022 Assets Current assets: Cash and cash equivalents $ 20,399 $ 25,053 Marketable securities 89,873 132,121 Accounts receivable, net 28,986 28,591 Inventories, net 54,549 62,110 Prepaid expenses and other current assets 30,490 29,346 Current assets held for sale 22,832 23,507 Total current assets 247,129 300,728 Property and equipment, net 99,366 99,759 Finance lease right-of-use assets, net 64,860 66,533 Operating lease right-of-use assets 5,008 1,660 Goodwill and intangible assets, net 27,189 27,377 Other assets 5,362 4,863 Total assets $ 448,914 $ 500,920 March 31, 2023 December 31, 2022 Liabilities and stockholders’ equity Current liabilities: Accounts payable $ 19,794 $ 36,717 Current finance lease liabilities 3,514 3,318 Current operating lease liabilities 679 364 Current maturities of long-term debt 2,244 2,242 Accrued expenses and other current liabilities 19,010 33,435 Current liabilities held for sale 13,975 16,441 Total current liabilities 59,216 92,517 Long-term debt 103,447 103,991 Long-term finance lease liabilities 76,087 76,431 Long-term operating lease liabilities 4,292 1,291 Warrant liability 9,107 24,285 Conversion option liability 1,572 8,091 Deferred tax liabilities 295 283 Other non-current liabilities 259 129 Total liabilities 254,275 307,018 Stockholders’ equity: Common stock, $0.0001 par value, 440,000 and 440,000 shares authorized, 207,459 and 206,668 shares issued and outstanding at March 31, 2023 and December 31, 2022, respectively 21 21 Additional paid-in capital 612,385 609,450 Accumulated deficit (411,528) (408,474) Accumulated other comprehensive loss (6,239) (7,095) Total stockholders’ equity 194,639 193,902 Total liabilities and stockholders’ equity $ 448,914 $ 500,920

EXPERIENCE THE FUTURE OF FOOD Three Months Ended March 31, 2023 2022 Operating activities Net loss $ (3,054) $ (16,576) Adjustments to reconcile net loss to net cash used in operating activities: Depreciation and amortization 5,263 5,404 Stock-based compensation expense 2,814 5,683 Bad debt expense (228) 156 Change in fair value of warrants and conversion option (21,696) (31,741) Accretion and amortization related to financing activities 2,018 2,907 Other 1,700 4,026 Changes in operating assets and liabilities: Accounts receivable (1,188) (3,245) Inventories 11,663 (5,054) Other assets and other liabilities (1,289) (540) Accounts payable (18,471) (7,540) Accrued expenses (15,225) (6,672) Net cash used in operating activities (37,693) (53,192) Investing activities Purchases of marketable securities (23,277) (84,991) Proceeds from maturities of marketable securities 25,997 4,575 Proceeds from sales of marketable securities 38,927 73,196 Payments for acquisitions of property and equipment (2,680) (3,360) Payments made in connection with business acquisitions — (1,034) Other 27 — Net cash provided/(used) by/in investing activities 38,994 (11,614) Condensed Consolidated Statements of Cash Flows (unaudited) (USD in thousands) Three Months Ended March 31, 2023 2022 Financing activities Contributions from PIPE Investment, net of transaction costs $18 in 2022 — 84,967 Principal payments on debt (843) (1,316) Proceeds from issuance of debt, net of issuance costs (2,000) 4,078 Borrowing under revolving line of credit — 5,726 Repayments under revolving line of credit — (3,916) Repayments of financing lease obligations (794) (290) Proceeds from the exercise of stock awards and withholding taxes for the net share settlement 122 636 Net cash (used)/provided in/by financing activities (3,515) 89,885 Effect of exchange rate changes on cash — (65) Net (decrease) increase in cash and cash equivalents (2,214) 25,014 Cash, cash equivalents and restricted cash, beginning of period 43,321 78,963 Cash, cash equivalents and restricted cash, end of period $ 41,107 $ 103,977 Supplemental disclosure of cash flow information Cash paid for interest 4,698 2,473 Supplemental disclosure of non-cash activities PIPE Investment issuance costs included in accrued expenses and other current liabilities — 4,143 Purchases of property and equipment included in accounts payable and accrued expenses and other current liabilities 326 3,104

EXPERIENCE THE FUTURE OF FOOD 1Q’22 Results First Quarter Ended March 31, 2022 (Unaudited) (USD in Millions) Excludes Fresh Business1 Reported Impact of Open Mark- to-Market Timing difference Excl Open Mark-to- Market Timing Differences Consolidated Revenue $66.1 $5.0 $71.1 Proprietary $14.1 $14.1 Consolidated Gross Profit $(8.9) $8.2 $(0.7) Operating Expense $32.6 $32.6 Net Loss from Continuing Operations $(17.5) $8.2 $(9.3) Total Adj. EBITDA2 $(31.1) $8.2 $(22.9) Capital Expenditures $1.2 $1.2 Free Cash Flow Loss2 $(55.9) $(55.9) 1 The Fresh business is in the process of being divested through a two-part transaction announced on January 3, 2023, the initial portion of which was consummated on December 29, 2022, and the second portion of which is expected to close in the second quarter of 2023. The Company recorded the Fresh business as discontinued operations as of December 31, 2022 and 2021. The amounts in this table have been reclassified to reflect this treatment. 2 See reconciliation table in the Appendix.

Non-GAAP Reconciliation1 (USD in thousands) 1 The expected and actual results exclude the Fresh business which was divested in a two-part transaction announced on January 3, 2023, the initial portion of which was consummated on December 29, 2022, and the second portion of which is expected to close in the second quarter of 2023. The Company recorded the Fresh business as discontinued operations as of December 31, 2022. The amounts in this table have been reclassified to reflect this treatment. The following financial measures used in this presentation are not derived in accordance with generally accepted accounting principles (“GAAP”). Reconciliations to the most comparable GAAP measures are provided below. The Company defines Adjusted EBITDA as consolidated net loss from continuing operations excluding income taxes, interest, depreciation, amortization, stock-based compensation, change in fair value of warrants and conversion option, and the impact of significant non-recurring items. The Company defines free cash flow as net cash used in (provided by) operating activities minus capital expenditures. Categories such as income tax expense (benefit), changes in fair value of warrants and conversion option, and significant non-recurring items may impact the actual full-year non-GAAP reconciliation for both Adjusted EBITDA and Free Cash Flow. These amounts cannot be estimated at this time. Three Months Ended March 31, 2023 2022 Net loss from continuing operations $ (4,845) $ (17,424) Interest expense, net 6,372 6,388 Income tax expense (benefit) 15 (39) Depreciation and amortization 5,263 4,892 Stock-based compensation 2,814 5,683 Change in fair value of warrants and conversion option (21,696) (31,741) Other 1,344 1,100 Total Adjusted EBITDA $ (10,733) $ (31,141) Three Months Ended March 31, 2023 2022 Net loss from continuing operations $ (4,845) $ (17,424) Depreciation and amortization 5,263 4,892 Stock-based compensation 2,814 5,683 Change in fair value of warrants and conversion option (21,696) (31,741) Change in working capital (25,543) (22,971) Other 3,591 6,837 Net Cash Used on Operating Activities (40,416) (54,724) Payments for acquisition of property and equipment (2,680) (1,208) Free Cash Flow $ (43,096) $ (55,932)

Non-GAAP Reconciliation1 (USD in Millions) 2023E Consolidated net loss from continuing operations $ (115) – (125) Interest expense, net 27 – 29 Depreciation and amortization 21 – 23 Stock-based compensation 14 – 15 Other Total Adjusted EBITDA $ (53) – (58) 1 The expected and actual results exclude the Fresh business which was divested in a two-part transaction announced on January 3, 2023, the initial portion of which was consummated on December 29, 2022, and the second portion of which is expected to close in the second quarter of 2023. The Company recorded the Fresh business as discontinued operations as of December 31, 2022. The amounts in this table have been reclassified to reflect this treatment. 2023E Consolidated net loss from continuing operations $ (115) – (125) Depreciation and amortization 21 – 23 Stock-based compensation 14 – 15 Changes in working capital (12) – (14) Other 2 – 8 Net Cash Used on Operating Activities $ (90) – (93) Payments for acquisition of property and equipment (20) – (25) Free Cash Flow $ (110) – (118) The following financial measures used in this presentation are not derived in accordance with generally accepted accounting principles (“GAAP”). Reconciliations to the most comparable GAAP measures are provided below. The Company defines Adjusted EBITDA as consolidated net loss from continuing operations excluding income taxes, interest, depreciation, amortization, stock-based compensation, change in fair value of warrants and conversion option, and the impact of significant non-recurring items. The Company defines free cash flow as net cash used in (provided by) operating activities minus capital expenditures. Categories such as income tax expense (benefit), changes in fair value of warrants and conversion option, and significant non-recurring items may impact the actual full-year non-GAAP reconciliation for both Adjusted EBITDA and Free Cash Flow. These amounts cannot be estimated at this time.